Prospectus Supplement dated June 28, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C and Y shares of the Fund listed below, as supplemented June 25, 2010:
This supplement supersedes and replaces the supplement dated June 25, 2010.
Invesco Van Kampen American Franchise Fund
The following information replaces in its entirety the first and second paragraphs under the heading “FUND SUMMARY — Principal Investment Strategies of the Fund”:
“Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.
The portfolio manager chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. The portfolio manager seeks to identify companies with above-average growth potential, a catalyst for growth in revenues and/or earnings, strong management, reasonable valuations and strong or improving fundamentals.
The portfolio manager considers whether to sell a particular security when he determines it no longer satisfies his investment criteria.”
The following information replaces in its entirety the portfolio manager table under the heading “FUND SUMMARY — Management of the Fund”:

“Portfolio Managers	Title	Length of Service

Erik Voss	Portfolio Manager (lead)	2010

Ido Cohen	Portfolio Manager	2010”
The following information replaces in its entirety the first and second paragraphs appearing under the heading “INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS — Principal Investment Strategies and Risks”:
“Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity securities of U.S. issuers that, in its judgment, have, among other things, growth potential. Equity securities in which the Fund invests are common stock, preferred stock, convertible securities, warrants or rights to purchase equity securities and depositary receipts.
The portfolio manager chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. In selecting individual securities for investment, the portfolio manager then looks to identify large companies that he believes display certain characteristics, including but not limited to, one or more of the following:
•	Strong or improving company fundamentals;

•	Strong management;

•	Market earnings expectations are at or below the investment manager’s estimates;

•	Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

•	Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

•	Potential for above-average growth.
The Fund will generally sell a stock when:
•	The investment manager believes that the company fundamentals have deteriorated;

•	The company’s catalyst for growth is already reflected in the stock’s price (i.e., the stock is fully valued); and/or

•	The investment manager’s price target has been met.”
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” of the prospectus:
“The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Erik Voss, (lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2006 to 2010, he was a portfolio manager with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2006, he was a portfolio manager with Wells Capital Management.

•	Ido Cohen, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. From 2007 to 2010, he was a vice president and senior analyst with Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC). Prior to 2007, he was a member of a technology, media and telecom-focused investment team at Diamondback Capital.
     More information on the portfolio managers may be found at www.invesco.com. The Web site is not part of this prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

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